Exhibit 10.6

NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN THE SUBJECT OF REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN (OR WILL BE, WITH RESPECT TO THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. NEITHER THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.

THE WARRANT EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE WARRANT PURCHASE AGREEMENT, DATED AS OF APRIL 7, 2006, COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER. NO REGISTRATION OF TRANSFER OF THIS WARRANT WILL BE MADE ON THE BOOKS OF THE ISSUER UNLESS AND UNTIL SUCH RESTRICTIONS SHALL HAVE BEEN COMPLIED WITH.

ISIS PHARMACEUTICALS, INC.

WARRANT TO PURCHASE COMMON STOCK

No. CW-SG001	April 7, 2006

Void After April 7, 2011

THIS CERTIFIES THAT, for value received, SYMPHONY GENISIS HOLDINGS LLC, with its principal office at 7361 Calhoun Place, Suite 325, Rockville, MD 20850, or its assigns (the “Holder”), is entitled to subscribe for and purchase at the Exercise Price (defined below) from Isis Pharmaceuticals, Inc., a Delaware corporation, with its principal office at 1896 Rutherford Road, Carlsbad, CA 92008-7208 (the “Company”) up to four million two hundred fifty thousand (4,250,000) shares of the Common Stock of the Company (the “Common Stock”), subject to adjustment as provided herein. This Warrant is being issued pursuant to the terms of the Warrant Purchase Agreement, dated April 7, 2006, by and among the Company and the Holder (the “Warrant Purchase Agreement”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed to such terms in the Warrant Purchase Agreement.

1.             DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

(a)           “Exercise Period” shall mean the period commencing one hundred eighty (180) days after the date hereof and ending April 7, 2011, unless sooner terminated as provided below.

(b)           “Exercise Price” shall mean $8.93 per share, subject to adjustment pursuant to Section 6 below.

(c)           “Exercise Shares” shall mean the shares of the Company’s Common Stock issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below.

2.             EXERCISE OF WARRANT.

2.1          Method of Exercise. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

(a)           An executed Notice of Exercise in the form attached hereto;

(b)           Payment of the Exercise Price of the Exercise Shares purchased thereby (i) in cash or by check or wire transfer of immediately available funds, (ii) pursuant to a Cashless Exercise, as described below, or (iii) by a combination of (i) and (ii); and

(c)           This Warrant.

Upon the exercise of the rights represented by this Warrant, shares of Common Stock shall be issued for the Exercise Shares so purchased, and shall be registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, within a reasonable amount of time following receipt by the Company of all of the items designated in clauses (a), (b) and (c) above, but in no event later than thirty (30) days after the date of exercise pursuant to this Section 2.1. The Company shall (i) upon request of the Holder, if available and if allowed under applicable securities laws, use commercially reasonable efforts to deliver Exercise Shares electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions, or (ii) if requested by the Holder, deliver to the Holder certificates evidencing the Exercise Shares.

The person in whose name any Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which delivery of the Notice of Exercise, delivery of this Warrant and payment of the Exercise Price were made, irrespective of the date of issuance of the shares of Common Stock, except that, if the date of such delivery and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

2.2          Cashless Exercise.   Notwithstanding any provisions herein to the contrary, if, at any time during the Exercise Period, the Current Market Price (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may exercise this Warrant in whole or part by a cashless exercise by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X =                             Y (B-A)
B

Where:                                                         X =          the number of shares of Common Stock to be issued to the Holder.

Y =                              the number of shares of Common Stock purchasable upon exercise of all of the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised (in each case subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 6 below).

A =         the Exercise Price.

B =          the Current Market Price of one share of Common Stock.

“Current Market Price” means on any particular date:

(a)           if the Common Stock is traded on the Nasdaq SmallCap Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such market over the five (5) trading days ending immediately prior to the applicable date of valuation (in the case of a cashless exercise, the date of valuation will be the exercise date);

(b)           if the Common Stock is traded on any registered national stock exchange but is not traded on the Nasdaq SmallCap Market or the Nasdaq National Market, the average of the closing prices of the Common Stock of the Company on such exchange over the five (5) trading days ending immediately prior to the applicable date of valuation (in the case of a cashless exercise, the date of valuation will be the exercise date).

(c)           if the Common Stock is traded over-the-counter, but not on the Nasdaq SmallCap Market, the Nasdaq National Market or a registered national stock exchange, the average of the closing bid prices over the 30-day period ending immediately prior to the applicable date of valuation (in the case of a cashless exercise, the date of valuation will be the exercise date); and

(d)           if there is no active public market for the Common Stock, the value thereof, as determined in good faith by the Board of Directors of the Company upon due consideration of the proposed determination thereof by the Holder.

2.3          Partial Exercise. If this Warrant is exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver, within ten (10) days of the date of exercise, a new Warrant evidencing the rights of the Holder, or such other person as shall be designated in the Notice of Exercise, to purchase the balance of the Exercise Shares purchasable hereunder. In no event shall this Warrant be exercised for a fractional Exercise Share, and the Company shall not distribute a Warrant exercisable for a fractional Exercise Share. Fractional Exercise Shares shall be treated as provided in Section 5 hereof.

2.4          Legend.

(a)           All certificates evidencing the shares to be issued to the Holder may bear the following legend (provided that no such legend shall be borne by Exercise Shares issued following the valid disposition of such shares pursuant to a registration statement which is effective under the Securities Act):

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES LAWS OF ANY STATE, AND THE SAME HAVE BEEN ISSUED IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. SUCH SHARES MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT AS PERMITTED UNDER SUCH SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN ARTICLE VI OF THE WARRANT PURCHASE AGREEMENT, DATED AS OF APRIL 7, 2006, BY AND BETWEEN THE ISSUER HEREOF AND SYMPHONY GENISIS HOLDINGS LLC (COPIES OF WHICH ARE ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER HEREOF), INCLUDING, BUT NOT LIMITED TO, A DAILY SHARE DISPOSITION LIMIT, WHICH IS THE GREATER OF (X) [                ] SHARES OR (Y) [      ]% OF THE AVERAGE DAILY TRADING VOLUME OF ISIS COMMON STOCK OVER THE COURSE OF THE PREVIOUS MONTH (AS REPORTED ON THE NASDAQ NATIONAL MARKET OR SUCH OTHER NATIONAL EXCHANGE REPRESENTING THE PRIMARY EXCHANGE ON WHICH ISIS COMMON STOCK IS LISTED) PER DAY IN RESPECT OF THE WARRANT SHARES OF THE HOLDER HEREOF. UPON A SALE OR OTHER TRANSACTION RESULTING IN A DIVISION OF THE SHARES REPRESENTED HEREBY, SUCH MAXIMUM DAILY DISPOSITION AMOUNT WILL BE DIVIDED PRO RATA AMONG SUBSEQUENT HOLDERS OF THE WARRANT SHARES.”

(b)           If the certificates representing shares include either or both of the legends set forth in Section 2.4(a) hereof, the Company shall, upon a request from a Holder, or subsequent transferee of a Holder, as soon as practicable but in no event more than thirty (30) days after receiving such request, remove or cause to be removed (i) if the shares cease to be restricted securities, the securities law portion of the legend and/or (ii) in the event of a sale of the shares subject to issuance following the transfer of the shares in compliance with the transfer restrictions, the transfer restriction portion of the legend, from certificates representing the shares delivered by a Holder (or a subsequent transferee).

2.5          Charges, Taxes and Expenses. Issuance of the Exercise Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of any electronic or paper certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event Exercise Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder; and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

3.             COVENANTS OF THE COMPANY.

3.1          Covenants as to Exercise Shares. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Common Stock shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of counsel, be necessary to increase its authorized but unissued shares of Common Stock (or other securities as provided herein) to such number of shares as shall be sufficient for such purposes.

3.2          No Impairment. Except and to the extent as waived or consented to by the Holder in accordance with Section 10 hereof, the Company will not, by amendment of its Certificate of Incorporation (as such may be amended from time to time), or through any means, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith carry out of all the provisions of this Warrant and take all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against such impairment.

3.3          Notices of Record Date. If at any time:

(a)           the Company shall take a record of the holders of Common Stock for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right (other than with respect to any equity or equity equivalent security issued pursuant to a rights plan adopted by the Company’s Board of Directors);

(b)           there shall be any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any consolidation or merger of the Company, or any sale, transfer or other disposition of all or substantially all the property, assets or business of the Company; or

(c)           there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, in any one or more of such cases, the Company shall use commercially reasonable efforts to give to the Holder, provided that such action is available and permitted under the applicable securities laws, at least ten (10) days’ prior written notice of the record date for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company. Any notice provided hereunder shall specify the date on which the holders of Common Stock shall be entitled to any such dividend, distribution or right, and the amount and character thereof, and the then current estimated date for the closing of the transaction contemplated by any proposed reorganization, reclassification, recapitalization, consolidation, merger, sale, transfer, disposition, dissolution, liquidation or winding up of the Company.

4.             REPRESENTATIONS OF HOLDER.

4.1          Acquisition of Warrant for Personal Account. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a present view toward the public sale or public distribution of said Warrant or Exercise Shares or any part thereof and has no intention of selling or distributing said Warrant or Exercise Shares or any arrangement or understanding with any other persons regarding the sale or distribution of said Warrant or the Exercise Shares, except as would not result in a violation of the Securities Act. The Holder will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Warrant except in accordance with the provisions of Article VI of the Warrant Purchase Agreement and will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) the Exercise Shares except in accordance with the provisions of Article VI of the Warrant Purchase Agreement or pursuant to and in accordance with the Securities Act.

4.2          Securities Are Not Registered.

(a)           The Holder understands that the offer and sale of neither the Warrant nor the Exercise Shares has been registered under the Securities Act.

(b)           The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or, except as provided in the Warrant Purchase Agreement and the Registration Rights Agreement, the Exercise Shares, or to comply with any exemption from such registration.

(c)           The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the availability of certain current public information about the Company and the expiration of the required holding period under Rule 144.

4.3          Disposition of Warrant and Exercise Shares.

(a)           The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event unless and until one of the following occurs:

(i)            The Company shall have received a letter secured by the Holder from the SEC stating that no action will be recommended to the Commission with respect to the proposed disposition;

(ii)           There is then in effect a registration statement under the Securities Act covering such Warrant or Exercise Shares and such disposition is made in accordance with said registration statement; or

(iii)         The Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Securities Act or any applicable state securities laws; provided, that so long as the Holder provides the Company with a representation letter in customary form with respect to such Rule 144 disposition, no opinion shall be required for any disposition made or to be made in accordance with the provisions of Rule 144.

5.             FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then Current Market Price (as of the applicable exercise date) of an Exercise Share by such fraction.

6.             CERTAIN EVENTS.

6.1          Distribution of Assets.   In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company’s stockholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a “Distribution”), at any time after the initial issuance of this Warrant, then the Holder shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the Holder had such Holder been the holder of such shares of Common Stock on the record date for the determination of stockholders entitled to such Distribution.

6.2          Dividends, Subdivisions, Combinations and Reclassifications.   The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock into a greater number of shares, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Holder shall thereafter be entitled to purchase the number of Warrant Shares or other securities resulting from such adjustment at an Exercise Price per Warrant Share or other security obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares purchasable pursuant hereto immediately prior to such adjustment and dividing by the number of Warrant Shares or other securities of the Company resulting from such adjustment. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

6.3          Corporate Transactions. In the event that the Company enters into a merger or acquisition in which the surviving or resulting “parent” entity is an entity other than the Company, then the Holder shall either exercise the Warrant or surrender the Warrant in exchange for a new warrant exercisable in return for shares or common stock of the Surviving Entity (as defined in the Warrant Purchase Agreement) (the “Replacement Warrant”), provided that:

(a)           if the terms of such merger or acquisition shall provide for consideration that consists solely of stock of the Surviving Entity, and such Surviving Entity has a class of common stock (x) registered under Section 12(b) or 12(g) of the Exchange Act and traded on a major national exchange such as the NYSE or NASDAQ, or (y) traded on a major foreign exchange such as the Deutsche Börse or the London Stock Exchange (such a class of common shares, “Public Common Shares”), then any Replacement Warrants issued to the holders of the Warrants shall be solely for Public Common Shares of the Surviving Entity, at an exchange ratio reflecting the stock consideration paid by the Surviving Entity at the time of such change in control, and the holders of the Replacement Warrants shall have the registration rights for Public Common Shares issuable upon exercise of the Replacement Warrants as provided under the Registration Rights Agreement; or

(b)           if the terms of such merger or acquisition shall provide for consideration that consists of cash or a combination of cash and Public Common Shares of the Surviving Entity, then any Replacement Warrants issued to the holders of the Warrants shall be solely for Public Common Shares of the Surviving Entity, at an exchange ratio reflecting the total consideration paid by the Surviving Entity at the time of such change in control, as if the total consideration (including cash) for each share of Isis Common Stock was instead paid only in Public Common Shares of the Surviving Entity at the time of such change of control (as illustrated on Exhibit C to the Warrant Purchase Agreement), and the holders of the Replacement Warrants shall have the registration rights for Public Common Shares issuable upon exercise of the Replacement Warrants as provided under the Registration Rights Agreement; or

(c)           if during the Term, such a merger or acquisition shall occur and the Surviving Entity is a private corporation, closely held company or other entity that does not have a class of Public Common Shares, then the holders of the Warrants shall have the option to elect within twenty (20) Business Days of receiving notice of the public announcement of the merger or acquisition, to either (A) retain all then outstanding Warrants and exercise such Warrants in accordance with the terms of the Warrants and this Agreement, effective immediately prior to the consummation of such merger or acquisition; or (B) surrender all outstanding Warrants to Isis in consideration of a cash payment for each share of Isis Common Stock subject to purchase under the Warrants in an amount equal to forty percent (40%) of the per share cash consideration to be received by a holder of one share of Isis Common Stock to be tendered in the merger or acquisition (the “Warrant Surrender Price”); provided, further, that the aggregate total cash payments to all holders of the Warrants shall not exceed twenty-two million dollars ($22,000,000). The Warrant Surrender Price shall be paid upon the surrender of the Warrants promptly following the closing of a merger or acquisition described in this clause (iii).

The foregoing provisions of this Section 6.3 shall similarly apply to successive mergers, acquisitions, consolidations or disposition of assets.

6.4          Adjustment of Exercise Price.   The form of this Warrant need not be changed because of any adjustment in the number, class, and kind of shares subject to this Warrant. The Company shall promptly provide a certificate from its principal accounting officer notifying the Holder in writing of any adjustment in the Exercise Price and/or the total number, class, and kind of shares (and other securities or property) issuable upon exercise of this Warrant, which certificate shall specify the Exercise Price and number, class and kind of shares (and other securities or property) under this Warrant after giving effect to such adjustment and shall set forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

7.             NO STOCKHOLDER RIGHTS. Except to the extent specified in Section 6, this Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company. Upon the exercise of this Warrant in accordance with Section 2, the Exercise Shares so purchased shall be and be deemed to be issued to such Holder as the record owner of such shares as of the close of business on the date of such exercise.

8.             TRANSFER OF WARRANT. Subject to applicable laws, the restriction on transfer set forth on the first page of this Warrant and the provisions of Article VI of the Warrant Purchase Agreement, this Warrant and all rights hereunder are transferable by the Holder, in person or by duly authorized attorney, upon delivery of this Warrant, the Assignment Form attached hereto, to any transferee designated by Holder. The transferee will sign and deliver to the Company an investment letter in a form that is commercially reasonable, customary for use in similar transactions and reasonably satisfactory to the Company. Upon such delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. A Warrant, if properly assigned, may be exercised by a new holder for the purchase of Exercise Shares without having a new Warrant issued.

9.             LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

10.          MODIFICATIONS AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder.

11.          NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one business day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address listed on the signature page and to the Holder at the addresses on the Company records, or at such other address as the Company or Holder may designate by ten days’ advance written notice to the other party hereto.

12.          ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

13.          GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by the laws of the State of New York without regard to the principles of conflict of laws. The Company and, by accepting this Warrant, the Holder, each irrevocably submits and consents to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. The Company and, by accepting this Warrant, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE HOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

14.          DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language in this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

15.          SUCCESSORS AND ASSIGNS. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors of the Company and the successors and permitted assigns of the Holder.

16.          SEVERABILITY. The invalidity or unenforceability of any provision of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

17.          REGISTRATION RIGHTS. The holder of this Warrant and of the Exercise Shares shall be entitled to the registration rights and other applicable rights as and to the extent set forth in the Warrant Purchase Agreement and the Registration Rights Agreement.

18.          ENTIRE AGREEMENT. This Warrant constitutes the entire agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.

[Signature Page Follows]

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of April 7, 2006.

ISIS PHARMACEUTICALS, INC.

By:

Name:

Title:

Address:	1896 Rutherford Road
Carlsbad, CA 92008-7208
Attn: B. Lynne Parshall
Facsimile: (760) 603-4650

W/copy to:	General Counsel
Facsimile: (760) 268-4922

NOTICE OF EXERCISE

NOTICE OF EXERCISE

TO:  ISIS PHARMACEUTICALS INC.

(1)           The undersigned hereby elects to (check one box only):

☐            purchase              shares of the Common Stock of Isis Pharmaceuticals, Inc. (the “Company”) pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full for such shares.

☐            purchase the number of shares of Common Stock of the Company by cashless exercise pursuant to the terms of the Warrant as shall be issuable upon cashless exercise of the portion of the Warrant relating to              shares.

(2)           Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(3)           If the Warrant is not being exercised in full, please issue a certificate representing a new Warrant evidencing the right of the Holder to purchase the balance of the Exercise Shares purchasable under the Warrant, such certificate to be registered in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(4)           The undersigned represents that (i) the aforesaid shares of Common Stock are being acquired for the account of the undersigned not with a view to, or for resale in connection with, the distribution thereof in violation of the Securities Act of 1933, as amended (the “Securities Act”) and that the undersigned has no present intention of distributing or reselling such shares in violation of the Securities Act; (ii) the undersigned is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned’s own interests; (iv) the undersigned understands that the shares of Common Stock issuable upon exercise of this Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is

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available, and (v) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Common Stock unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

(Date)	(Signature)

(Print name)

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ASSIGNMENT FORM

(To assign the foregoing Warrant, subject to compliance with section 4.3 hereof, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:	(Please Print)

Dated:	, 20

Holder’s
Signature:

Holder’s
Address:

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

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